EXHIBIT 10c6

                             AMERICAN BRANDS, INC.
                             GILBERT L. KLEMANN, II

                                TRUST AGREEMENT



          THIS AGREEMENT, made as of the 1st day of November, 1993, among GILBERT L. KLEMANN, II, AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), and THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee").

                             W I T N E S S E T H :

          WHEREAS, the Company has incurred and expects to continue to incur certain retirement income liability to or with respect to GILBERT L. KLEMANN, II (the "Executive") pursuant to the terms of the Company's Supplemental Retirement Plan (including the supplemental profit-sharing provisions therein) (herein referred to as the "Plan"); and

          WHEREAS, the Board of Directors of the Company on November 27, 1990 and the Compensation and Stock Option Committee of the Company on April 26, 1993 adopted resolutions providing for retirement benefits to the Executive (such retirement benefits being herein referred to as the "Retirement Arrangement"); and

          WHEREAS, the Company desires to provide additional assurance to the Executive that his rights under the Plan and

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the Retirement Arrangement will in the future be met or substantially met by application of the procedures set forth herein; and

          WHEREAS, the Executive and the Company wish to establish with the Trustee a trust for the benefit of the Executive in order to provide a source of payments of the benefits payable to the Executive under the terms of the Plan and the Retirement Arrangement;

          NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:

                                   ARTICLE I

          1.1 The Executive and the Company hereby establish with the Trustee a Trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee by the Company and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held

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by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.
The Trust shall be solely for the purpose of providing benefits under the Plan and the Retirement Arrangement with respect to the Executive, and neither the Company nor any creditors of the Company shall have any interest in the Fund.

          1.2 The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder and shall have no responsibility for the correctness of the amount thereof. Upon the establishment of this Trust, and from time to time thereafter, the Company may contribute to the Trust, unless otherwise directed by the Executive to make such contributions to a segregated account established with the Trustee or other bank, trust company or other financial institution by or for the benefit of the Executive pursuant to the Plan ("Segregated Account"), such amount in cash as the Company shall determine to be appropriate to provide a source of the payments required under the terms of the Plan and the Retirement Arrangement. Prior to the making of any contribution to the Trust, the Company shall have approved the establishment of a Segregated Account of the Executive, the terms and provisions thereof, and

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the bank, trust company or other financial institution with which such
Segregated Account may be established. The initial contribution by the Company shall be in an amount approximately equal to the present value of the after tax equivalent of the aggregate maximum benefits that would be due to the Executive as of such date under the retirement provisions of the Plan and the Retirement Arrangement and under the profit-sharing provisions of the Plan, or such lesser amount as the Company shall determine. Unless there has been a withdrawal by the Executive from the Trust as provided in Section 2.4, or from the Executive's Segregated Account, as to which the Compensation and Stock Option Committee of the Company has not determined otherwise, the Company will make additional annual contributions to the Trust or Segregated Account in amounts such that the amount of the Fund, together with the amount in the Executive's Segregated Account, at such time will be approximately equal to the present value of the after tax equivalent of the Executive's accrued benefits under the Plan and the Retirement Arrangement at that time, or in such lesser amounts as the Company shall determine. Unless the Trust has previously been terminated as a result of the Executive's actual or deemed withdrawal of all amounts in the Fund, as provided in Section 8.1, and in his Segregated Account, the Company also may make a final contribution to the

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Trust as promptly as practicable after the Executive's termination of employment in an amount such that the amount of the Fund, together with the amount, if any, in the Executive's Segregated Account, except for any amounts which are attributable to amounts deemed withdrawn previously and the income earned thereon, will be equal to (i) the sum of the present value of the after tax equivalent of (x) the Executive's benefit under the supplemental retirement provisions of the Plan and the Retirement Arrangement or, if the termination of employment is by reason of the death of the Executive, the Executive's benefit under the supplemental retirement provisions of the Plan and the Retirement Arrangement immediately prior to his death and (y) the Executive's supplemental profit-sharing benefit under the Plan, reduced by (ii) the amounts of any actual withdrawals from the Fund or from the Executive's Segregated Account by the Executive as provided in Section 2.4 plus the income which would have been earned on such withdrawn amounts from the time of withdrawal to the time of the Executive's termination of employment, at a rate equal to the after tax equivalent of 120% of the applicable monthly immediate annuity interest purchase rate which would be used by the Pension Benefit Guaranty

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Corporation from time to time during such period for the purpose of determining the present value of a single sum distribution on plan termination.

          1.3 The Company shall certify to the Trustee and the Executive at the time of each contribution to the Fund the amount of such contribution being made in respect of the Executive's supplemental retirement benefit under the Plan and the Retirement Arrangement and the amount being made in respect of the Executive's supplemental profit-sharing benefit under the Plan. The Fund shall be revalued by the Trustee quarterly as of the last business day of each March, June, September and December, or at such other times as agreed to by the Company and the Trustee, at current market values, as determined by the Trustee, which shall deliver as soon as practicable a copy of such quarterly valuation to the Company and the Executive.


                                   ARTICLE II

          2.1 The Company shall act as Administrator of the Trust. Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Company as Administrator shall maintain all the Executive's records contemplated by this Agreement, including records of

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the Executive's compensation and benefits from the Company, the amount of his benefits accrued under the Plan and the Retirement Arrangement, the Company's contributions to the Fund, withdrawals from the Fund as provided in Section 2.4 or from the Executive's Segregated Account, the Executive's beneficiary designation and such other records as may be necessary for determining the amount payable to the Executive or his Surviving Spouse or other beneficiary under the Plan and the Retirement Arrangement. All such records shall be made available promptly upon the request of the Executive. In the event that the Executive's Segregated Account is not maintained with the Trustee, the Company shall give written notice to the Trustee as to the identity of the bank, trust company or other financial institution with which the Segregated Account is maintained. In such case, the Company also shall give notice to the Trustee in the event of a withdrawal by the Executive of any or all of the funds in his Segregated Account. Unless the Trust has previously been terminated as provided in Section 8.1, the Company shall give written notice to the Trustee of the Executive's termination of employment, and as to whether such termination is by reason of the death of the Executive. The Company as Administrator shall also prepare and distribute the Executive's annual estimated benefit statements specified in Section 2.2 and shall perform such other duties and responsibilities in connection with the administration of the Trust as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.

          2.2 The Company as Administrator shall prepare an annual estimated benefits statement in respect of the Executive and shall furnish a copy of same to the Executive by no later than May 15 of each year.

          2.3 The Company shall have full responsibility for the proper remittance of all withholding taxes on contributions by the Company to the Trust to the appropriate taxing authority and shall furnish the Executive with the appropriate tax information form reporting the amounts of such contributions and any withholding taxes. The Trustee shall have the responsibility for the preparation and filing with the appropriate taxing authorities of all tax returns required to be filed for the Trust.

          2.4 Subject to the next to the last sentence of Section 5.2, the Executive may withdraw all or any portion of the Fund, in cash or, to the extent practicable, in kind at any time upon written notice of not less than sixty (60) days to the Company and the Trustee. Prior to any such withdrawal, the Trustee shall notify the Company in writing of such withdrawal and the amount thereof, and as to whether or not such withdrawal is a complete withdrawal of all amounts in the Fund. In the event of any withdrawal by the Executive from his Segregated Account, the Company shall promptly notify the Trustee in writing of such withdrawal and the amount thereof, and as to whether or not such withdrawal is a complete withdrawal of all amounts in the Segregated Account. In the event of any such withdrawal from the Fund, or from the Executive's Segregated Account, for purposes of Sections 1.2 and 8.1 the Executive shall be deemed to have made a complete withdrawal of all amounts in the Fund and in his Segregated Account, unless the Compensation and Stock Option Committee of the Company shall determine that the Executive shall not be deemed to have made such a complete withdrawal. The Company shall promptly notify the Trustee in writing of any such determination. Except as otherwise determined by the Compensation and Stock Option Committee of the Company, in the event of any such withdrawal from the Fund, or from the Executive's Segregated Account, no further contributions shall be made thereafter by the Company to the Trust until the Executive's termination of employment, at which time if the Trust has not previously been terminated as a result of the

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Executive's actual or deemed withdrawal of all amounts in the Fund and in his
Segregated Account a final contribution by the Company may be made as provided in Section 1.2.

          2.5 The Executive may elect to transfer all or any portion of the Fund to his Segregated Account, in cash or, to the extent practicable, in kind, at any time upon written notice of not less than sixty (60) days to the Company and the Trustee and the financial institution with which the Segregated Account is established. The Executive also may elect to transfer funds, in cash, from his Segregated Account to the Trust upon written notice of not less than sixty (60) days to the Company and the Trustee, and funds so transferred shall be held by the Trustee as part of the Fund. Such transfers between the Fund and the Executive's Segregated Account shall not constitute withdrawals for purposes of
Section 2.4.

          2.6 The Executive may designate a beneficiary to receive all or any portion of the Fund in the event of his death. Such designation shall be in writing filed with the Company as Administrator on a form approved by it and signed by the Executive. The Company shall promptly notify the Trustee of any such beneficiary designation and any changes therein.

                                  ARTICLE III

          3.1 After the execution of this Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company and any delegate authorized to act for it. The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have been signed thereby. The Trustee may rely on any certification, notice or direction of the Company that the Trustee believes to have been signed by a duly authorized officer or agent of the Company. The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee to have been so signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the

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Executive, his compensation and his rights and interests in the Fund under the
Plan.

          3.2 The Company shall indemnify and hold harmless the Trustee for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund, other than by reason of its negligence or willful misconduct.


                                   ARTICLE IV

          4.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement including, without limitation, the making of any investment directed by the Executive, the Company or an investment manager other than the Trustee, and any applicable federal or state laws, rules or regulations.

          4.2 The Trustee is hereby appointed as the investment manager of the Fund. In the event that the Trustee cannot serve as investment manager of the Fund, the Trustee shall then select Pacific Investment Management Company as investment manager; provided that if Pacific Investment Management Company is unwilling or unable to act as investment manager, the Trustee shall select J.P. Morgan Investment Management Inc. as investment manager. The investment manager shall invest the assets of the Fund separately as to amounts representing the Executive's supplemental retirement benefit under the Plan and amounts representing the Executive's supplemental profit-sharing benefit. Supplemental retirement benefit amounts shall be invested solely in the Chase Manhattan Fixed Income Fund to the extent practicable and otherwise in the Chase Manhattan Personal Trust Market Rate Account. Supplemental profit-sharing benefit amounts shall be invested in one or more of (i) the Vista U.S. Government Income Fund, (ii) the Vista Balanced Fund, (iii) the Chase Manhattan Personal Trust Market Rate Account or
(iv) the Chase Manhattan Equity Income Fund, in such portions as are elected by the Executive by written election filed with the Company and notified to the Trustee by the Company, all to the extent practicable and otherwise in the Chase Manhattan Personal Trust Market Rate Account, and all without liability of the Trustee for such election. The Executive may change such election at any time by filing a new written election with the Company, which shall promptly notify the Trustee thereof, and all without liability of the Trustee for such new election. Subject to such investment restrictions, the Trustee shall have the power and right:

                    (a) To receive and hold all contributions made to it by the Company;

                    (b) To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective, commingled trust or mutual fund that may be established and maintained by the Trustee or any affiliate thereof, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the Fund in any such common, collective, commingled trust or mutual fund;

                    (c) To participate in and use a book-entry system for the deposit and transfer of securities;

                    (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

                    (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

                    (f) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

                    (g) To extend the time of payment of any obligation held by it;

                    (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

                    (i) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

                    (j) For the purposes of the Trust, to borrow money from others, including The Chase Manhattan Bank (National Association), to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

                    (k) To furnish the Company and the Executive with such information as may be needed for tax or other purposes;

                    (l) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

                    (m) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

                    (n) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

                    (o) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

                    (p) Generally, to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.

          4.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

          4.4 The Trustee shall distribute cash or other assets from the Fund in accordance with Articles II and VIII hereof.

          The Trustee may make any distribution required hereunder by mailing its check for the specified amount or, if distribution is to be made in kind, by making other appropriate distribution, to the person to whom such distribution or payment is to be made, at such address as may be specified pursuant to
Section 10.5, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the recipient) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

          4.5 If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Board of Directors of the Company or its Compensation and Stock Option Committee shall have the authority to act hereunder.


                                   ARTICLE V

          5.1 The Executive, or in the event of the Executive's death the Executive's personal representative, shall be responsible for the payment of any federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom, subject to the Company's obligation under the Plan to reimburse the Executive in respect of such taxes.

          5.2 For all periods prior to the Executive's termination of employment, and for a period of sixty (60) days thereafter and for any further period as may be authorized by the Company, the Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee. Such expenses and compensation shall be a charge on the Fund and shall constitute a lien in favor of the Trustee until paid by the Company. The Company and the Executive acknowledge that the Trustee, or an affiliate thereof, will, in addition to the compensation provided by this Article 5.2, receive compensation with regard to the administration and investment of certain funds referred to in Article 4.2 hereof, and the Company and the Executive agree that the Trustee, or any affiliate thereof, shall receive such compensation in addition to the compensation provided by this Article 5.2.


                                   ARTICLE VI

          6.1 The Trustee shall maintain records with respect to the Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company or its representatives and by the Executive at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.

          6.2 Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company and the Executive a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. Any such statement shall be deemed an account stated and accepted and approved by the Company and the Executive, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company or the Executive.

          The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Company and the Executive (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.


                                  ARTICLE VII

          7.1 The Trustee may resign at any time by delivering written notice thereof to the Company and the Executive; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company and the Executive or (ii) the appointment of a successor trustee.

          7.2 The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company or its Compensation and Stock Option Committee, upon delivery to the Trustee of a certified copy of such resolution and sixty
(60) days' written notice to the Trustee and the Executive of (i) such removal and (ii) the appointment of a successor trustee, unless such notice period is waived in whole or in part by the Trustee and the Executive.

          7.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Such successor trustee shall be a bank or trust company established under the laws of the United States or a state within the United States and having either total assets of at least $15 billion or trust assets of at least $25 billion. Such appointment shall take effect upon the delivery to the Trustee and the Executive of (a) a written appointment of such successor trustee, duly executed, by the Company and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

          7.4 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee shall apply to any court of competent jurisdiction for the appointment of a successor trustee.

          7.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor trustee. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor trustee which is not a bank or trust company having either total assets of at least $15 billion or trust assets of at least $25 billion.


                                  ARTICLE VIII

          8.1 The Trust established pursuant to this Agreement shall terminate upon the actual or deemed withdrawal by the Executive of all amounts in the Fund, as provided in Section 2.4, and in the Executive's Segregated Account. The Trust also shall terminate upon the expiration of sixty (60) days following the Executive's termination of employment (by retirement or otherwise), unless the Trustee and the Executive agree to continue the Trust thereafter upon such terms as they may agree, but in the event of such continuation the Company shall have no further obligations under this Agreement with respect to matters relating to such continuation, including expenses and compensation of the Trustee, as provided in Section 5.2, and indemnification of the Trustee as provided in
Section 3.2.

          8.2 Upon the termination of the Trust by reason of the death of the Executive, or by reason of the Executive's termination of employment other than by death if the Trust has not been continued by agreement between the Trustee and the Executive, the Trustee shall distribute the Fund as directed by the Executive or, in the absence of such direction, shall distribute all of the Fund to the Executive's Segregated Account, if any, or if there is no such Segregated Account to the Executive, or in the event of the Executive's death his personal representative, after deducting therefrom any amounts owing to the Trustee under this Agreement which have not been paid by the Company. Upon any termination of the Trust in accordance with Article VIII, the Trustee shall, after the acceptance and approval of its account, be relieved and discharged. The powers of the Trustee, including the right to receive compensation for services and payment of expenses, as provided in Section 5.2, shall continue as long as any part of the Fund remains in its possession.


                                   ARTICLE IX

          9.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company with the written consent of the Executive and the Trustee. Any such amendment by the Company shall be pursuant to a resolution of the Board of Directors of the Company or its Compensation and Stock Option Committee by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged by the Company and the Executive in the same form as this Agreement.


                                   ARTICLE X

          10.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of New York insofar as such laws do not contravene any applicable federal laws, rules or regulations.

          10.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

          10.3 This Agreement shall be binding upon and inure to the benefit of the Executive, his estate, personal representative, beneficiary, heirs and assigns. This Agreement also shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Section 3.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of the Executive to receive benefits hereunder.

          10.4 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

          10.5 All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered to the respective addresses set forth below:

                  Company:      American Brands, Inc.
                                1700 East Putnam Avenue
                                Old Greenwich, Connecticut 06870-0811
                                Attn:  Senior Vice President
                                          and General Counsel

                  Trustee:      The Chase Manhattan Bank, N.A.
                                1211 Avenue of the Americas
                                New York, New York  10036
                                Attn:  Trusts and Estates
                                         Services Division, 34th Floor

                  Executive:    Gilbert L. Klemann, II, Esq.
                                25 Hope Farm Road
                                Greenwich, Connecticut  06830


or at such other address as such person may specify in writing by notice as set forth above to the other persons listed above.


                                   ARTICLE XI

          11.1 In consideration of the establishment of the Fund, the Executive consents to the distribution from time to time of assets of the trust established pursuant to the Trust Agreement made as of the second day of January, 1991, among American Brands, Inc., The Chase Manhattan Bank (National Association) and Hewitt Associates established to provide a source of the Executive's benefits under the Plan, in amounts to be used for the making of contributions to the Trust or Segregated Account of the Executive as provided in
Section 1.2, or the making of payments to the Executive (or beneficiary) pursuant to the Plan and the Retirement Arrangement.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the 1st day of November, 1993.


Attest:                                       AMERICAN BRANDS, INC.

Theresa B. Fealey                                  Steven C. Mendenhall
Assistant Secretary                           By------------------------------
                                                   Steven C. Mendenhall
                                                    Vice President and
                                                Chief Administrative Officer



Attest:                                        THE CHASE MANHATTAN BANK

   Mark W. Moore                                     William P. Barbeosch
   Mark W. Moore                               By------------------------------
Assistant Treasurer                                  William P. Barbeosch
                                                        Vice President





Witness:                                       GILBERT L. KLEMANN, II

Dianne L. Ebner                                      Gilbert L. Klemann, II
                                               --------------------------------

STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich, CT-November 9, 1993
COUNTY OF FAIRFIELD  )


          Personally appeared Steven C. Mendenhall, Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                              Louis F. Fernous, Jr.
                                        ----------------------------------
                                                   Notary Public


STATE OF NEW YORK  )
                   :  ss.:  New York, NY-November 24, 1993
COUNTY OF NEW YORK )

          Personally appeared William P. Barbeosch, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.

                                                 Kamla Jaipal
                                        ----------------------------------
                                                 Notary Public

STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich, CT-November 10, 1993
COUNTY OF FAIRFIELD  )

          Personally appeared GILBERT L. KLEMANN, II, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                 Dianne L. Ebner
                                         ----------------------------------
                                                   Notary Public